EXHIBIT 10(a)
CONFORMED COPY
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
AGREEMENT
          This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”), dated as of November 21, 2007, among PULTE HOMES, INC., a Michigan corporation (the “Borrower”), the Lenders that are identified on the signature pages hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).
RECITALS
          WHEREAS, the Borrower, the Lenders identified on the signature pages hereto, certain other Lenders and Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of June 20, 2007 (as it may be amended, renewed and restated from time to time, the “Credit Agreement”) (all capitalized terms not defined herein shall have the meanings given such terms in the Credit Agreement);
          WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement for the purposes hereinafter set forth;
          NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:
     1. Definitions. The following defined terms are added to Section 1.1 of the Credit Agreement.
     “Borrowing Base” means, from time to time, the sum of the following amounts (without duplication), all as reflected from time to time in accordance with GAAP consistently applied in the consolidated balance sheet of the Borrower:
     (a) 100% of the Credit Parties’ unrestricted cash in excess of $25,000,000;
     (b) 90% of the Net Housing Unit Proceeds due to any Credit Party at closing as a result of the consummation of the sale of any Housing Unit, which Net Housing Unit Proceeds have been paid to the closing agent handling such sale but which have not yet been received by such Credit Party; provided, however, that if, and to the extent that, such Net Housing Unit Proceeds which are reported as outstanding on the last day of any fiscal quarter of the Borrower are not received by such Credit Party on or before the tenth (10th) day following the end of any such fiscal quarter, such Net Housing Unit Proceeds shall not be included in the Borrowing Base;
     (c) 90% of the Net Book Value of all Housing Units Under Contract;
     (d) 85% of the Net Book Value of all Housing Units (including, without limitation, model Housing Units) that are not Housing Units Under Contract;

     (e) 75% of the Net Book Value of all Finished Lots;
     (f) 50% of the Net Book Value of all Land Under Development; and
     (g) 30% of the Net Book Value of all Land Held for Future Development/Disposition;
provided, that notwithstanding anything to the contrary provided herein, any asset which is encumbered by a Lien (other than a Lien described in clauses (a), (b), (c) or (g) of the definition of “Permitted Liens”) shall not be included in the calculation of the Borrowing Base pursuant to clauses (a) through (g) above.
     “Borrowing Base Debt” means all Indebtedness of the Credit Parties, including without limitation the Credit Party Obligations but excluding (a) any Qualified Subordinated Debt and (b) any Non-Recourse Land Financing secured solely by Real Estate that is owned by any Credit Party and that, if the same did not secure such Indebtedness, would be included in the determination of the Borrowing Base.
     “Finished Lot” means lots of Land Held for Future Development/Disposition as to which (a) a final subdivision map or the equivalent (such as site condominium documents) has been recorded or filed; (b) all major off-site construction and infrastructure necessary to permit construction of Housing Units has been completed to local governmental requirements; (c) utilities have been installed to local government requirements; and (d) building permits may be pulled and construction commenced without the satisfaction of any further material conditions.
     “Housing Unit” means a residential housing unit owned by a Credit Party that is (or, upon completion of construction thereof, will be) available for sale.
     “Housing Unit Under Contract” means a Housing Unit owned by a Credit Party as to which such Credit Party has a bona fide contract of sale, in a form customarily employed by such Credit Party and reasonably satisfactory to the Administrative Agent, entered into with a Person who is not an Affiliate of a Credit Party, under which contract (a) no defaults then exist; (b) the purchaser has made the customary earnest money deposit; and (c) there are no contingencies (other than customary contingencies in the ordinary course of the Credit Party’s business).
     “Improvements” means on and off-site development work, including but not limited to filling to grade, main water distribution and sewer collection systems and drainage system installation, paving, and other improvements necessary for the use of residential dwelling units and as otherwise required pursuant to development agreements which may have been entered into with Governmental Authorities.
     “Investment Grade Rating” means a senior unsecured public debt rating of BBB- or higher or Baa3 or higher.
     “Land Held for Future Development/Disposition” means Real Estate owned by the Credit Parties held for future development or disposition and (a) with respect to which all requisite zoning requirements and land use requirements have been satisfied, and all requisite approvals have been obtained (on a final and unconditional basis) from all applicable governmental authorities (other than approvals which are simply ministerial and non-discretionary in nature), in order to develop the Real Estate as a residential housing project and construct Housing Units thereon; and (b) as to Real Estate located in California and other jurisdictions that have comparable requirements and procedures, which satisfies the requirements of clause (a) immediately above, and which is subject to a currently effective vesting tentative map (unless a county or city where the land is located does not grant vesting tentative maps) which has received all necessary approvals (on a final and unconditional basis, other than future conditions imposed on the development in order to obtain such approvals) by all applicable Governmental Authorities.
     “Land Under Development” means Land Held for Future Development/Disposition upon which construction of Improvements has commenced but not been completed and for which: (a) to the extent required, a performance bond, surety or other security has been issued to and in favor of and unconditionally accepted by each local agency and all relevant Governmental Authorities, including any municipal utility district in which the Real Estate is situated with regard to all work to be performed pursuant to each and all of said subdivision improvement agreements or other agreements; (b) all necessary plans have been approved by all relevant Governmental Authorities for the installation of any and all Improvements then being installed upon such Real Estate; (c) all necessary permits have been issued for the installation of said Improvements; and (d) utility services necessary for construction of Improvements and residential dwelling units and the operation thereon for the purpose intended will be available to such Real Estate upon completion of the Improvements and the applicable Credit Party has obtained a “will serve” letter from each and every utility company to deliver necessary utility services to such Real Estate.
     “Net Book Value” means, with respect to an asset owned by a Credit Party, the gross investment of such Credit Party in the asset, less all reserves (including loss reserves and reserves for depreciation) attributable to that asset, all determined in accordance with GAAP consistently applied.
     “Net Housing Unit Proceeds” means, in connection with the sale of any Housing Unit by a Credit Party, the gross sales price, as adjusted by all bona fide prorations and adjustments to the sales price required to be made pursuant to the terms of the sales contract, less the aggregate amount of bona fide closing costs due to any Person, provided that, if such closing costs are due to an Affiliate of a Credit Party, such costs comply with Section 6.9.
     “Real Estate” means land, rights in land and interests therein and equipment, structures, improvements, furnishings, fixtures and buildings located on or used in connection with land, rights in land or interests therein, but shall not include Mortgages or interests therein.

     2. Reporting. The following new Section 5.1(i) is hereby added to the Credit Agreement:
     (i) Borrowing Base Certificate. Within sixty (60) days following the last day of each fiscal quarter, a report (in a form satisfactory to the Administrative Agent) calculating the Borrowing Base, and (if applicable) evidencing compliance with the Borrowing Base covenant set forth in Section 6.15, as of the last day of such quarter certified by an Authorized Officer of the Borrower; provided, that the Borrower may (and at the request of the Administrative Agent shall) deliver such report within thirty (30) days of the end of any calendar month.
     3. Tangible Net Worth. Section 5.2(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     (b) Tangible Net Worth. As of the last day of each fiscal quarter of the Borrower (beginning with the fiscal quarter ending September 30, 2007), Tangible Net Worth shall be greater than or equal to the sum of (i) $4,000,000,000, plus (ii) 50% of the cumulative Net Income of the Borrower and its Subsidiaries (without deduction for losses) earned for each completed fiscal quarter subsequent to September 30, 2007 to the date of determination.
     4. Borrowing Base Limitation. The following new Section 6.15 is hereby added to the Credit Agreement:
     6.15 Borrowing Base Limitation. At any time at which the Borrower does not have an Investment Grade Rating from at least two of the Rating Agencies, Borrower shall not permit the aggregate outstanding amount of the sum of all Borrowing Base Debt to exceed the Borrowing Base at such time.
     5. Events of Default. Section 7.1(c) is hereby amended by changing “6.14” to “6.15”.
     6. Conditions Precedent. This Amendment shall be effective as of the date (“Amendment Effective Date”) upon which the following conditions are satisfied:
     (a) The Administrative Agent shall have received from the Borrower and the Required Lenders a counterpart of this Amendment signed on behalf of each such party.
     (b) The Administrative Agent shall have received from the Guarantors the Consent and Agreement substantially in the form attached hereto as Exhibit A.
     (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization or formation, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower, the Agreement or this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

     (d) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
     The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
     7. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof:
     (a) The representations and warranties of the Borrower and the other Credit Parties in the Credit Agreement and the other Credit Documents are true and correct in all material respects.
     (b) There exists no Default or Event of Default.
     8. Ratification. The Credit Agreement, as amended hereby, is hereby ratified and remains in full force and effect.
     9. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement and any of the parties hereto may execute this Amendment by signing any such counterpart.
     10. Choice of Law. This Amendment and the other Credit Documents shall be construed in accordance with the internal laws (but without regard to the conflict of laws provisions other than Section 5-1401 of the New York General Obligations Law ) of the State of New York, but giving effect to federal laws applicable to national banks.

          IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed as of the date first above written.

Borrower: PULTE HOMES, INC.
By:	/s/ Bruce E. Robinson
Vice President and Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

Lenders: JPMORGAN CHASE BANK, N.A., As Lender and Administrative Agent
By:	/s/ Kimberly L. Turner
Executive Director

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

CITICORP NORTH AMERICA, INC.
By:	/s/ Tucker R. Borden
Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

BANK OF AMERICA, N.A.
By:	/s/ Mark W. Lariviere
Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

BARCLAYS BANK PLC
By:	/s/ Nicholas Bell
Director

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

BNP PARIBAS
By:	/s/ Duane Helkowksi
Managing Director

By:	/s/ Melissa Balley
Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

CALYON NEW YORK BRANCH
By:	/s/ Samuel L. Hill
Managing Director and Regional Head

By:	/s/ Robert L. Nelson
Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

COMERICA BANK
By:	/s/ Charles L. Weddell
Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ Omayra Laucella
Vice President

By:	/s/ Erin Morrissey
Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ William McGinty
Senior Vice President

INTENTIONALLY OMITTED

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Its:	Associate Director

By:	/s/ Mary E. Evans
Its:	Associate Director

INTENTIONALLY OMITTED

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

COUNTRYWIDE BANK, F.S.B.

By:	/s/ Paul J. Pirok
Its:	Executive Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

MERRILL LYNCH BANK USA

By:	/s/ Louis Alder
Director

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CHICAGO BRANCH

By:	/s/ Victor Pierzchalski
Vice President & Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

GUARANTY BANK

By:	/s/ Dan Killian
Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

LLOYDS TSB BANK PLC

By:	/s/ Mario Del Duca
Associate Director

By:	/s/ Windsor R. Davies
Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Yasuo Imaizumi
Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Luis Donoso
Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

NATIXIS (f/k/a NATEXIS BANQUES POPULAIRES)

By:	/s/ Natalie Trojan
Director

By:	/s/ Timothee Delpont
Associate

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

WASHINGTON MUTUAL BANK

By:	/s/ John L. Thomas
Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

FIFTH THIRD BANK, a Michigan Banking Corporation

By:	/s/ Brian Jelinski
Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

REGIONS BANK

By:	/s/ Daniel McClurkin
Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
CREDIT AGREEMENT WITH PULTE HOMES, INC.

CITY NATIONAL BANK

By:	/s/ Xavier Barrera
Its:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

COMPASS BANK, an Alabama banking corporation

By:	/s/ Steven J. Heslep
Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
CREDIT AGREEMENT WITH PULTE HOMES, INC.

COMMERCE BANK, N.A.

By:	/s/ Seth Mackler
Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

BANK OF HAWAII, a Hawaii corporation

By:	/s/ Brian H. Uemori
Vice President

INTENTIONALLY OMITTED

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

MALAYAN BANKING BERHAD, NEW YORK BRANCH

By:	/s/ Fauzi Zulkifli
General Manager

Exhibit A
CONSENT AND AGREEMENT OF GUARANTORS
     THIS CONSENT AND AGREEMENT OF GUARANTORS (“Consent”) is executed and delivered as of November ___, 2007, by the undersigned (the “Guarantors”), in favor of the “Lenders” under that certain Third Amended and Restated Credit Agreement dated as of June 20, 2007, among Pulte Homes, Inc., the Lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent. Such Third Amended and Restated Credit Agreement, as it has been and may be amended, modified or supplemented from time to time, is hereinafter referred to as the “Credit Agreement.” Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
     WHEREAS, the Guarantors have executed and delivered a Guaranty dated June 20, 2007 in favor of the Lenders under the Credit Agreement (the “Guaranty”); and
     WHEREAS, the Borrower, the Administrative Agent and the Required Lenders have entered into that certain First Amendment to Third Amended and Restated Credit Agreement of even date herewith amending the Credit Agreement (the “Amendment”); and
     WHEREAS, it is a condition to the Amendment that the Guarantors shall have executed this Consent;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby consent to the Amendment and agree that the Guaranty continues in full force and effect with respect to the undersigned Guarantors.

     IN WITNESS WHEREOF, this Consent has been duly executed by the Guarantors as of the day and year first set forth above.
[Guarantors]